                                                                     Exhibit 4.1

                                                                  EXECUTION COPY


______________________________________________________________________
________________________________________________________________________________



                             CYTEC INDUSTRIES INC.


                                      and


                        PNC BANK, NATIONAL ASSOCIATION,
                                  as Trustee



                              __________________

                                   INDENTURE



                          Dated as of March 15, 1998


                            ______________________



                                Debt Securities



_____________________________________________________________________

                               TABLE OF CONTENTS

                                   ARTICLE I

                  Definitions and Incorporation by Reference
                  ------------------------------------------
                                                                            Page
                                                                            ----
SECTION 1.01.    Definitions................................................  1
SECTION 1.02.    Other Definitions..........................................  8
SECTION 1.03.    Incorporation by Reference of Trust
                   Indenture Act............................................  8
SECTION 1.04.    Rules of Construction......................................  8


                                  ARTICLE II

                                The Securities
                                --------------

SECTION 2.01.    Forms Generally............................................  9
SECTION 2.02.    Form of Trustee's Certificate
                   of Authentication........................................  9
SECTION 2.03.    Principal Amount; Issuable in
                   Series................................................... 10
SECTION 2.04.    Execution of Securities.................................... 14
SECTION 2.05.    Authentication and Delivery of
                   Securities............................................... 14
SECTION 2.06.    Denomination of Securities................................. 16
SECTION 2.07.    Registrar and Paying Agent................................. 16
SECTION 2.08.    Paying Agent To Hold Money in
                   Trust.................................................... 17
SECTION 2.09.    Lists of Holders........................................... 17
SECTION 2.10.    Transfer and Exchange...................................... 17
SECTION 2.11.    Replacement Securities..................................... 18
SECTION 2.12.    Outstanding Securities..................................... 19
SECTION 2.13.    Temporary Securities....................................... 19
SECTION 2.14.    Cancelation................................................ 19
SECTION 2.15.    Payment of Interest; Interest
                   Rights Preserved......................................... 20
SECTION 2.16.    Securities Denominated in Foreign
                   Currencies............................................... 20
SECTION 2.17.    Wire Transfers............................................. 21
SECTION 2.18.    Securities Issuable in the Form
                   of a Global Security..................................... 21
SECTION 2.19.    Medium Term Securities..................................... 24
SECTION 2.20.    Defaulted Interest......................................... 26
SECTION 2.21.    Judgments.................................................. 26

                                  ARTICLE III

                           Redemption of Securities
                           ------------------------

                                                                 Contents, p.6

SECTION 3.01.    Applicability of Article................................... 27
SECTION 3.02.    Notice of Redemption; Selection
                   of Securities............................................ 27
SECTION 3.03.    Payment of Securities Called
                   for Redemption........................................... 29
SECTION 3.04.    Mandatory and Optional Sinking
                   Funds.................................................... 30
SECTION 3.05.    Redemption of Securities for
                   Sinking Fund..............................................30


                                   ARTICLE IV

                                   Covenants
                                   ---------

SECTION 4.01.    Payment of Securities...................................... 32
SECTION 4.02.    SEC Reports................................................ 33
SECTION 4.03.    Limitation on Liens........................................ 33
SECTION 4.04.    Limitation on Sale and
                   Leaseback................................................ 35
SECTION 4.05.    Payment of Taxes and Other
                   Claims................................................... 35
SECTION 4.06.    Corporate Existence........................................ 36
SECTION 4.07.    Compliance Certificate..................................... 36
SECTION 4.08.    Further Instruments and Acts............................... 36


                                   ARTICLE V

                               Successor Company
                               -----------------

SECTION 5.01.    When Company May Merge or Transfer
                  Assets ................................................... 37


                                   ARTICLE VI

                             Defaults and Remedies
                             ---------------------

SECTION 6.01.    Events of Default.......................................... 37
SECTION 6.02.    Acceleration............................................... 39
SECTION 6.03.    Other Remedies............................................. 40
SECTION 6.04.    Waiver of Past Defaults.................................... 40
SECTION 6.05.    Control by Majority........................................ 41
SECTION 6.06.    Limitation on Suits........................................ 41
SECTION 6.07.    Rights of Holders to Receive
                   Payment.................................................. 42
SECTION 6.08.    Collection Suit by Trustee................................. 42
SECTION 6.09.    Trustee May File Proofs of
                   Claim.................................................... 42
SECTION 6.10.    Priorities................................................. 43
SECTION 6.11.    Undertaking for Costs...................................... 43
SECTION 6.12.    Waiver of Stay or Extension
                   Laws..................................................... 43

                                  ARTICLE VII                    Contents, p.7

                                    Trustee
                                    -------
SECTION 7.01.    Duties of Trustee.......................................... 44
SECTION 7.02.    Rights of Trustee.......................................... 45
SECTION 7.03.    Individual Rights of Trustee............................... 46
SECTION 7.04.    Trustee's Disclaimer....................................... 46
SECTION 7.05.    Notice of Defaults......................................... 46
SECTION 7.06.    Reports by Trustee to Holders.............................. 46
SECTION 7.07.    Compensation and Indemnity................................. 47
SECTION 7.08.    Replacement of Trustee..................................... 47
SECTION 7.09.    Successor Trustee by Merger................................ 49
SECTION 7.10.    Eligibility; Disqualification.............................. 49
SECTION 7.11.    Preferential Collection of Claims
                   Against Company.......................................... 50


                                  ARTICLE VIII

                       Discharge of Indenture; Defeasance
                       ----------------------------------

SECTION 8.01.    Discharge of Liability on
                  Securities; Defeasance.................................... 50
SECTION 8.02.    Conditions to Defeasance................................... 51
SECTION 8.03.    Application of Trust Money................................. 53
SECTION 8.04.    Repayment to Company....................................... 53
SECTION 8.05.    Indemnity for Government
                   Obligations.............................................. 53
SECTION 8.06.    Reinstatement.............................................. 53


                                   ARTICLE IX

                                   Amendments
                                   ----------

SECTION 9.01.    Without Consent of Holders................................. 54
SECTION 9.02.    With Consent of Holders.................................... 55
SECTION 9.03.    Compliance with Trust Indenture
                   Act...................................................... 56
SECTION 9.04.    Revocation and Effect of Consents
                   and Waivers.............................................. 56
SECTION 9.05.    Notation on or Exchange of
                   Securities............................................... 56
SECTION 9.06.    Trustee to Sign Amendments.................................


                                   ARTICLE X

                                 Miscellaneous
                                 -------------

SECTION 10.01.    Trust Indenture Act Controls.............................. 57
SECTION 10.02.    Notices................................................... 57
SECTION 10.03.    Communication by Holders with Other
                    Holders................................................. 58
SECTION 10.04.    Certificate and Opinion as to

                                                                 Contents, p.8

                    Conditions Precedent.................................... 58
SECTION 10.05.    Statements Required in Certificate
                    or Opinion.............................................. 58
SECTION 10.06     Treasury Securities; Original
                    Issue Discount Securities............................... 59
SECTION 10.07.    Rules by Trustee, Paying Agent
                    and Registrar........................................... 59
SECTION 10.08.    Legal Holidays............................................ 59
SECTION 10.09.    Governing Law............................................. 60
SECTION 10.10.    No Recourse Against Others................................ 60
SECTION 10.11.    Successors................................................ 60
SECTION 10.12.    Severability.............................................. 60
SECTION 10.13.    Multiple Originals........................................ 60
SECTION 10.14.    Table of Contents; Headings............................... 60

                             CROSS-REFERENCE TABLE

 TIA                                                                  Indenture
                                                                      ---------
Section                                                                 Section
-------                                                                 -------

310(a)(1)              ..............7.10
   (a)(2)              ..............7.10
   (a)(3)              ..............N.A.
   (a)(4)              ..............N.A.
   (b)                 ..............7.08; 7.10
   (c)                 ..............N.A.
311(a)                 ..............7.11
   (b)                 ..............7.11
   (c)                 ..............N.A.
312(a)                 ..............2.09
   (b)                 ..............10.03
   (c)                 ..............10.03
313(a)                 ..............7.06
   (b)(1)              ..............N.A.
   (b)(2)              ..............7.06
   (c)                 ..............10.02
   (d)                 ..............7.06
314(a)                 ..............4.02; 4.07;
                                     10.02
   (b)                 ..............N.A.
   (c)(1)              ..............10.04
   (c)(2)              ..............10.04
   (c)(3)              ..............N.A.
   (d)                 ..............N.A.
   (e)                 ..............10.05
   (f)                 ..............4.07
315(a)                 ..............7.01
   (b)                 ..............7.05; 10.02
   (c)                 ..............7.01
   (d)                 ..............7.01
   (e)                 ..............6.11
316(a)(last sentence) ...............10.06
   (a)(1)(A)    .....................6.05
   (a)(1)(B)    ..................   6.04
   (a)(2)              ..............N.A.
   (b)                 ..............6.07
317(a)(1)              ..............6.08
   (a)(2)              ..............6.09
   (b)                 ..............2.08
318(a)                 ..............10.01

                                     N.A. means Not Applicable.

__________
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                     INDENTURE dated as of March 15, 1998, between CYTEC
               INDUSTRIES INC., a Delaware corporation (the "Company"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States (the "Trustee").


                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, bonds or other evidences of indebtedness to be issued in one or more series unlimited as to principal amount (herein called the "Securities"), as in this Indenture provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.


          NOW, THEREFORE, THIS INDENTURE WITNESSETH

          That in order to declare the terms and conditions upon which the Securities are authenticated, issued and delivered, and in consideration of the premises, and of the purchase and acceptance of the Securities by the Holders thereof, the Company and the Trustee covenant and agree with each other, for the benefit of the respective Holders from time to time of the Securities or any series thereof, as follows:


                                   ARTICLE I

                  Definitions and Incorporation by Reference
                  ------------------------------------------

          SECTION 1.01.  Definitions.
                         ------------


          "Affiliate" of any specified person means any other person which,
           ---------
directly or indirectly, is in control of, is controlled by or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Attributable Debt" in respect of a Sale/Leaseback Transaction means,
           -----------------
as of the date of determination, the lesser of (i) the present value of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/ Leaseback Transaction (including any period for which such lease has been extended) or (ii) the present value of the total obligations of the lessee for rental payments from the date of determination until the first possible termination date of the lease included in such Sale/Leaseback Transaction, plus the present value of the termination payment then due, if any. For purposes of this definition, (x) the present value of the total obligations of the lessee for rental payments and for any termination payment shall be discounted at a rate of 100 basis points above the yield to maturity (as of the date of determination) on 10-year United States Treasury securities and (y) rental payments shall not include (A) amounts due for maintenance, repairs, utilities, insurance, taxes, assessments and similar charges or (B) contingent rent, such as that based on sales.

          "Board of Directors" means the Board of Directors of the Company or
           ------------------
any committee thereof duly authorized to act on behalf of such Board.

          "Business Day" means each day which is not a Legal Holiday.
           ------------

          "Capital Stock" of any person means any and all shares, interests,
           -------------
rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such person, including any Preferred Stock, but excluding any debt securities convertible into or exchangeable for such equity.

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Company" means the party named as such in this Indenture until a
           -------
successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the indenture securities.

          "Company Order" means a written order of the Company, signed by two
           -------------
Officers of the Company or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company (or any other officer performing similar functions) and delivered to the Trustee or its agent.

          "Consolidated Net Tangible Assets" means total assets (net of
           --------------------------------
applicable reserves) as determined in accordance with GAAP, less (i) total current liabilities, except for (A) notes and loans payable, (B) current maturities of Long-Term Debt and (C) current maturities of obligations under capital leases, and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as reflected in the Company's most recent consolidated balance sheet preceding the date of a determination under Sections 4.03 or 4.04.

          "Corporate Trust Office of the Trustee" or other similar term means
           -------------------------------------
the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered in the United States, except that with respect to the presentation of Securities for payment or for registration of transfer and exchange, such term shall also mean the office of the Trustee or the Trustee's agent in the Borough of Manhattan, the city and state of New York, at which at any particular time its corporate agency business shall be conducted.

          "Currency" means Dollars or Foreign Currency.
           --------

          "Debt" means any notes, bonds, debentures or other similar evidences
           ----
of indebtedness for money borrowed.

          "Default" means any event which is, or after notice or passage of time
           -------
or both would be, an Event of Default.

          "Depositary" means, unless otherwise specified by the Company pursuant
           ----------
to either Section 2.03 or 2.18, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Exchange Act or other applicable statute or regulations.

          "Dollar" or "$" means such currency of the United States as at the
           ------      -
time of payment is legal tender for the payment of public and private debts.

          "Dollar Equivalent" means, except as otherwise determined as provided
           -----------------
in Section 2.03, with respect to any monetary amount in a Foreign Currency, at any time for the determination thereof, the amount of Dollars obtained by converting such Foreign Currency involved in such computation into Dollars at the spot rate for the purchase of Dollars with the applicable Foreign Currency as quoted by a United States financial institution designated by the Company in New York, New York at approximately 11:00 a.m. (New York time) on the date two Business Days prior to such determination.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Foreign Currency" means a currency issued by the government of any
           ----------------
country other than the United States or a composite currency (including European Currency Units) the value of which is determined by reference to the values of the currencies of any group of countries.

          "GAAP" means generally accepted accounting principles in the United
           ----
States as in effect and applied by the Company from time to time.

          "Global Security" means, with respect to any series of Securities
           ---------------
issued hereunder, a Security which is executed by the Company and authenticated and delivered by the Trustee to the Depositary or its custodian or pursuant to the Depositary's instruction, all in accordance with this Indenture and any indentures supplemental hereto, or resolution of the Board of Directors and set forth in an Officers' Certificate, which shall be registered in the name of the Depositary or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all the outstanding Securities of such series or any portion thereof, in either case having the same terms, including, without limitation, the same original issue date, date or dates on which principal is due and interest rate or method of determining interest.

          "Holder" means the person in whose name a Security is registered on
           ------
the Registrar's books.

          "Indenture" means this Indenture, as amended or supplemented from time
           ---------
to time, and shall include the form and terms of each particular series of Securities as contemplated hereunder, whether or not a supplemental indenture is entered into with respect thereto.

          "Lien" means any mortgage, pledge, security interest, conditional sale
           ----
or other title retention agreement or other similar lien.

          "Long-Term Debt" means Debt that by its terms matures on a date more
           --------------
than 12 months after the date it was created or Debt that the obligor may extend or renew without the obligee's consent to a date more than 12 months after the date the Debt was created.

          "Officer" means the Chairman of the Board, the President, any Vice
           -------
President, the Controller, the Treasurer or the Secretary of the Company.

          "Officers' Certificate" means a certificate signed by two Officers and
           ---------------------
delivered to the Trustee or its agent.

          "Opinion of Counsel" means a written opinion from legal counsel who is
           ------------------
acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

          "Original Issue Discount Security" means any Security which by its
           --------------------------------
terms provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 6.02.

          "person" means any individual, corporation, partnership, joint
           ------
venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Preferred Stock", as applied to the Capital Stock of any corporation,
           ---------------
means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

          "principal" of a Security means the principal of the Security plus the
           ---------
premium, if any, payable on the Security.

          "Principal Property" means any manufacturing plant or facility
           ------------------
(together with the land upon which it is erected and fixtures comprising a part thereof) located in the United States of America (excluding territories and possessions) now owned or hereafter acquired by the Company or any Restricted Subsidiary the net book value of which, as of the date of determination, exceeds 1.5% of Consolidated Net Tangible Assets, except any such plant or facility which is a pollution control or other facility financed by obligations issued by a state or local governmental unit and described in Sections 141(a), 142(a)(5), 142(a)(6), 142(a)(10) or 144(a) of the Code, or any successor provision thereof, or which in the opinion of the Board of Directors is not of material importance to the total business conducted by the Company and its Subsidiaries as a whole. The net book value of any manufacturing plant or facility shall mean the gross cost of the assets of such plant or facility less the accumulated depreciation with respect to such assets, calculated in accordance with GAAP and in the case of composite depreciation allocated in accordance with the Company's accounting policies.

          "Restricted Subsidiary" means (i) any Subsidiary which has
           ---------------------
substantially all of its assets located in the United States of America (excluding territories and possessions) and which owns a Principal Property and
(ii) any Subsidiary which owns stock or indebtedness of a Restricted Subsidiary; provided, however, that the term "Restricted Subsidiary" shall not mean any
--------  -------
Subsidiary (x) engaged primarily in financing receivables, making loans, extending credit or other activities of a character conducted by a finance company or (y) which conducts substantially all of its business outside the United States of America (excluding its territories or possessions) or the principal assets of which are stock or indebtedness of corporations which conduct substantially all of their business outside the United States of America (excluding territories and possessions).

          "Sale/ Leaseback Transaction" means an arrangement relating to
           ---------------------------
property now owned or hereafter acquired whereby the Company or a Subsidiary transfers such property to a person and the Company or a Subsidiary leases it from such person.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Securities" means the Securities issued under this Indenture.
           ----------

          "Stated Maturity" means, with respect to any Security, the date
           ---------------
specified in such Security as the fixed date on which the principal of such Security is due and payable.

          "Subsidiary" means any corporation, association, partnership or other
           ----------
business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) the Company, (ii) the Company and one or more Subsidiaries or (iii) one or more Subsidiaries.

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C.  77aaa-
           ---                                            ------
77bbbb) as in effect on the date of this Indenture and, to the extent required by law, as amended.

          "Trustee" means the party named as such in this Indenture until a
           -------
successor replaces it and, thereafter, means or includes each person who is then a Trustee hereunder, and if at any time there is more than one such person, "Trustee" as used with respect to the Securities of any series means the Trustee with respect to Securities of such series.

          "Trust Officer" means the Chairman of the Board, the President or any
           -------------
other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

          "Uniform Commercial Code" means the New York Uniform Commercial Code
           -----------------------
as in effect from time to time.

          "United States" means the United States of America, its territories,
           -------------
its possessions and other areas subject to its jurisdiction.

          "U.S. Government Obligations" means direct obligations (or
           ---------------------------
certificates representing an ownership interest in such obligations) of the United States (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States is pledged and which are not callable at the issuer's option.

          "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of
           -----------------------
which (other than directors' qualifying shares) is owned by (i) the Company,
(ii) the Company and one or more Wholly Owned Subsidiaries or (iii) one or more Wholly Owned Subsidiaries.

          "Yield to Maturity" means the yield to maturity, calculated at the
           -----------------
time of issuance of a series of Securities, or, if applicable, at the most recent redetermination of interest on such series and calculated in accordance with generally accepted United States bond yield computation principles.

          SECTION 1.02.  Other Definitions.
                         ------------------

Term                                                                     Defined in
----                                                                       Section
                                                                           -------
"Bankruptcy Law".................................................      6.01
"covenant defeasance option".....................................      8.01(b)
"Custodian"......................................................      6.01
"Event of Default"...............................................      6.01
"legal defeasance option"........................................      8.01(b)
"Legal Holiday"..................................................     10.08
"Paying Agent"...................................................      2.07
"Registrar"......................................................      2.07


          SECTION 1.03.  Incorporation by Reference of Trust Indenture Act.
                         --------------------------------------------------
Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the SEC.
           ----------

          "indenture securities" means the Securities.
           --------------------

          "indenture security holder" means a Holder.
           -------------------------

          "indenture to be qualified" means this Indenture.
           -------------------------

          "indenture trustee" or "institutional trustee" means the Trustee.
           -----------------      ---------------------

          "obligor" on the indenture securities means the Company and any other
           -------
obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

          SECTION 1.04.  Rules of Construction.  Unless the context otherwise
                         ----------------------
requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3) "or" is not exclusive;

          (4) "including" means including without limitation; and

          (5) words in the singular include the plural and words in the plural include the singular.

                                  ARTICLE II

                                The Securities
                                --------------

          SECTION 2.01.  Forms Generally.  The Securities of each series shall
                         ----------------
be in substantially the form established, without the approval of any Holder, by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate (and, if not contained in a supplemental indenture entered into in accordance with Article IX, as are not prohibited by the provisions of this Indenture) or as may be required or appropriate to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange on which Securities of such series may be listed, or to conform to general usage, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

          The definitive Securities of each series, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          SECTION 2.02.  Form of Trustee's Certificate of Authentication.  The
                         ------------------------------------------------
Trustee's Certificate of Authentication on all Securities authenticated by the Trustee shall be in substantially the following form:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                           ,
                                    As Trustee


                                    By.....................
                                     Authorized Officer


          SECTION 2.03.  Principal Amount; Issuable in Series.  The aggregate
                         -------------------------------------
principal amount of Securities that may be issued, executed, authenticated, delivered and outstanding under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established, without the approval of any Holders, in or pursuant to a resolution of the Board of Directors and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for

          Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to this Article II);

               (3) the date or dates on which the principal and premium, if any, of the Securities of the series are payable;

          (4) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, if any, or the method of determining such rate or rates, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable, or the method by which such date shall be determined, the record dates for the determination of Holders thereof to whom such interest is payable, the person to whom any interest on any Security of the series shall be payable, if other than the person in whose name such Security (or one or more predecessor Securities) is registered at the close of business on the record date for such interest, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (5) the place or places, if any, in addition to or instead of the Corporate Trust Office of the Trustee, where the principal of, and premium, if any, and interest, if any, on, the Securities of the series shall be payable and where the Securities of the series may be surrendered for registration of transfer or exchange;

          (6) the price or prices at which, the period or periods within which and the terms and conditions upon which the Securities of the series may be redeemed, in whole or in part, at the option of the Company or otherwise;

          (7) the obligation, if any, of the Company to redeem, purchase or repay the Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the price or prices at which and the period or periods within which and the terms and conditions upon which the Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligations;

          (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which the Securities of the series shall be issuable;

          (9) if the amount of principal of, or premium, if any, or interest, if any, on, the Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

          (10) if the principal amount payable at the Stated Maturity of the Securities of the series shall not be determinable as of any one or more dates prior to such Stated Maturity, the amount that shall be deemed to be such principal amount as of any such date for any purpose, including the principal amount thereof that shall be due and payable upon any maturity other than the Stated Maturity or that shall be deemed to be outstanding as of any such date (or, in any such case, the manner in which such deemed principal amount is to be determined);

          (11) any changes or additions to Article VIII, including the addition of covenants that may be subject to the covenant defeasance option pursuant to Section 8.01(b)(ii);

          (12) if other than such coin or Currency of the United States as at the time of payment is legal tender for payment of public and private debts, the coin or Currency or Currencies or unit or units of two or more Currencies in which payment of the principal of, and premium, if any, and interest, if any, on, the Securities of the series shall be payable; and the manner of determining the equivalent thereof in the currency of the United States for purposes of the definition of Dollar Equivalent;

          (13) if the principal of, and premium, if any, and interest, if any, on, the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in coin or Currency or Currencies or unit or units of two or more Currencies, other than that or those in which the Securities are stated to be payable, the coin or Currency or Currencies or unit or units of two or more Currencies in which payment of the principal of, and premium, if any, and interest, if any, on, the Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election may be made;

          (14) if other than the principal amount thereof, the portion of the principal amount of the Securities of the series that shall be payable upon declaration of acceleration of the maturity thereof or provable in bankruptcy pursuant to Section 6.02 or 6.09, as the case may be;

          (15) the terms, if any, of the transfer, mortgage, pledge or assignment as security for the Securities of the series of any properties, assets, monies, proceeds, securities or other collateral, including whether certain provisions of the TIA are applicable and whether any corresponding changes will be made to provisions of this Indenture as currently in effect;

          (16) any addition to or change in the Events of Default with respect to the Securities of the series and any change in the right of the Trustee or the Holders to declare the principal of, and premium, if any, and interest, if any, on, such Securities due and payable;

          (17) if the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities, the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities in definitive registered form if other than as provided for in Section 2.18; the Depositary for such Global Security or Securities; and the form of any legend or legends to be borne by any such Global Security or Securities in addition to or in lieu of the legend referred to in Section 2.18;

          (18) any trustees, authenticating or paying agents, transfer agents or registrars;

          (19) the applicability of, and any addition to or change in, the covenants and definitions currently set forth in this Indenture or in the terms currently set forth in Article V;

          (20) the terms, if any, of any guarantee of the payment of principal of, and premium, if any, and interest, if any, on, the Securities of the series and any corresponding changes to the provisions of this Indenture as currently in effect;

          (21) with regard to Securities of the series that do not bear interest, the dates for delivery of lists of Holders pursuant to Section
     2.09 to the Trustee; and

          (22) any other terms of the Securities of the series (which terms are not expressly prohibited by the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors and as set forth in such Officers' Certificate or in any such indenture supplemental hereto.

          Notwithstanding Section 2.03(2) and unless otherwise expressly provided with respect to a series of Securities, the aggregate principal amount of a series of Securities may be increased and additional Securities of such series may be issued up to the maximum aggregate principal amount authorized with respect to such series as increased.

          SECTION 2.04.  Execution of Securities.  Two Officers shall sign the
                         ------------------------
Securities of each series for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities of each series and may be in facsimile form.

          If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

          A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

          SECTION 2.05.  Authentication and Delivery of Securities.  At any time
                         ------------------------------------------
and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Securities in accordance with a Company Order. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon:

          (1) a copy of any resolution or resolutions of the Board of Directors, certified by the Secretary or Assistant Secretary of the Company, authorizing the issuance of any series of Securities;

          (2) an executed supplemental indenture, if any;

          (3) an Officers' Certificate pursuant to Sections 2.03 and 10.05; and

          (4) an Opinion of Counsel prepared in accordance with Section 10.05 which shall also state:

               (A) that the form of such Securities has been established in conformity with the provisions of this Indenture;

               (B) that the terms of such Securities have been established in conformity with the provisions of this Indenture;

               (C) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, shall constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (D) that the Company has the corporate power to issue such Securities and has duly taken all necessary corporate action with respect to such issuance;

               (E) that the issuance of such Securities will not contravene the charter or by-laws of the Company; and

               (F) that authentication and delivery of such Securities and the execution and delivery of any supplemental indenture will not violate the terms of this Indenture.

          Such Opinion of Counsel need express no opinion as to whether a court in the United States would render a money judgment in a Currency other than that of the United States.

          The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section 2.05 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee or a trust committee of directors, trustees or vice presidents, and being advised by counsel, shall determine that such action would expose the Trustee to personal liability to existing Holders.

          The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities of any series. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

          Unless otherwise provided in the form of Security for any series, each Security shall be dated the date of its authentication.

          SECTION 2.06.  Denomination of Securities.  Unless otherwise provided
                         ---------------------------
in the form of Security for any series, the Securities of each series shall be issuable in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

          SECTION 2.07.  Registrar and Paying Agent.  The Company shall maintain
                         ---------------------------
an office or agency where Securities of each series may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency
                                               ---------
where Securities of each series may be presented for payment (the "Paying
                                                                   ------
Agent") and an office or agency where notices and demands to or upon the Company
-----
in respect of Securities of each series and in respect of this Indenture with respect to Securities of each series may be served. The Registrar shall keep a register of the Securities of each series and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents or agents for service of notices and demands. The term "Paying Agent" includes any additional paying agent. Any agent appointed pursuant to this Section for service of notices and demands shall promptly forward to the Company any notices and demands received by it as such agent.

          The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent, co-registrar or agent for service of notices and demands not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or agent for service of notices and demands, the Trustee shall act as such (and the address for any presentation of Securities or service of notices and demands shall be the Corporate Trust Office of the Trustee) and the Trustee shall be entitled to appropriate compensation therefor pursuant to Section 7.07. The Company or any of its U.S. incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar, co-registrar, transfer agent or agent for service of notices and demands.

          The Company initially appoints the Trustee at its Corporate Trust Office as Registrar, Paying Agent and agent for service of notices and demands in connection with the Securities of each series.

          SECTION 2.08.  Paying Agent To Hold Money in Trust.  On or prior to
                         ------------------------------------
each due date of the principal and interest, if any, on any Security of any series, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of or interest, if any, on the Securities of any series and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

          SECTION 2.09.  Lists of Holders.  The Trustee shall preserve in as
                         -----------------
current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders with respect to each series of Securities. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before any interest payment date with respect to any series of Securities and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders with respect to such series of Securities.

          SECTION 2.10.  Transfer and Exchange.  When Securities of any series
                         ----------------------
are presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(1) of the Uniform Commercial Code are met. When Securities of any series are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of such series of the same tenor but of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges of any series of Securities, the Company shall execute and the Trustee shall authenticate Securities of such series at the Registrar's or co-registrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section. The Company shall not be required to make and the Registrar need not register transfers or exchanges of Securities of any series selected for redemption (except, in the case of Securities of any series to be redeemed in part, the portion thereof not to be redeemed) or any Securities of any series for a period of 15 days before a selection of Securities of such series to be redeemed.

          Prior to the due presentation for registration of transfer of any Security of any series, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security of such series is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

          All Securities of a series issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities of such series surrendered upon such transfer or exchange.

          SECTION 2.11.  Replacement Securities.  If a mutilated Security of any
                         -----------------------
series is surrendered to the Registrar or if the Holder of a Security of any series claims that such Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of such series of the same tenor if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security of such series is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing any Security.

          Every replacement Security is an additional obligation of the Company.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, lost, destroyed or wrongfully taken Securities.

          SECTION 2.12.  Outstanding Securities.  Securities of any series
                         -----------------------
outstanding at any time are all Securities of such series authenticated by the Trustee except for those canceled by it, those delivered to it for cancelation and those described in this Section as not outstanding. A Security of a series does not cease to be outstanding because the Company or an Affiliate of the Company holds such Security.

          If a Security of a series is replaced pursuant to Section 2.11, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that such replaced Security is held by a bona fide purchaser.

          If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a maturity, redemption or repayment date, money sufficient to pay all principal, premium, if any, and interest, if any, payable on that date with respect to the Securities of any series maturing or to be redeemed or repaid, then on and after that date such Securities shall cease to be outstanding and interest on them shall cease to accrue.

          SECTION 2.13.  Temporary Securities.  Until definitive Securities of a
                         ---------------------
series are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities of such series. Temporary Securities of a series shall be substantially in the form of definitive Securities of such series but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities of a series and deliver them in exchange for temporary Securities of such series having the same tenor.

          SECTION 2.14.  Cancelation.  The Company at any time may deliver
                         ------------
Securities to the Trustee for cancelation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and destroy (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer, exchange, payment or cancelation and deliver a certificate of such destruction to the Company unless the Company directs the Trustee to deliver canceled Securities to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancelation.

          SECTION 2.15.  Payment of Interest; Interest Rights Preserved.  Unless
                         -----------------------------------------------
otherwise provided as contemplated by Section 2.03(4) with respect to any series of Securities, interest on any Security that is payable and is punctually paid or duly provided for on any interest payment date shall be paid to the person in whose name such Security is registered at the close of business on the regular record date for such interest notwithstanding the cancelation of such Security upon any transfer or exchange subsequent to the regular record date. Payment of interest on the Securities of any series shall be made at the Corporate Trust Office of the Trustee (except as otherwise specified pursuant to Section 2.03), or at the option of the Company, by check mailed to the address of the person entitled thereto as such address shall appear in the register of the Securities of such series kept by the Registrar or, if provided pursuant to Section 2.03 and in accordance with arrangements satisfactory to the Trustee, at the option of any Holder by wire transfer to an account designated by such Holder.

          Subject to the foregoing provisions of this Section 2.15 and Section 2.20, each Security of a particular series delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security of the same series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 2.16.  Securities Denominated in Foreign Currencies.  Except
                         ---------------------------------------------
as otherwise specified pursuant to Section 2.03 for the Securities of any series, payment of the principal of, and premium, if any, and interest, if any, on, the Securities of such series shall be made in Dollars.

          For the purposes of calculating the principal amount of the Securities of any series denominated in a Foreign Currency for any purpose under this Indenture, the principal amount of such Securities at any time outstanding shall be deemed to be the Dollar Equivalent of such principal amount as of the date of any such calculation.

          In the event any Foreign Currency in which any payment with respect to any series of Securities may be made ceases to be a freely convertible Currency on United States Currency markets, for any date thereafter on which payment of principal of, or premium, if any, or interest, if any, on, the Securities of a series is due, the Company shall select the Currency of payment for use on such date, all as provided in the Securities of such series. In such event, the Company shall, as provided in the Securities of such series, notify the Trustee of the Currency which it has selected to constitute the funds necessary to meet the Company's obligations on such payment date and of the amount of such Currency to be paid. Such amount shall be determined as provided in the Securities of such series. The payment to the Trustee or the Paying Agent with respect to such payment date shall be made by the Company solely in the Currency so selected.

          SECTION 2.17.  Wire Transfers.  Notwithstanding any other provision to
                         ---------------
the contrary in this Indenture, the Company may make any payment of monies required to be deposited with the Trustee or the Paying Agent on account of principal of, or premium, if any, or interest, if any, on, the Securities of any series (whether pursuant to optional or mandatory redemption payments, interest payments or otherwise) by wire transfer in immediately available funds to an account designated by the Trustee or the Paying Agent on or before the date such monies are to be paid to the Holders of the Securities of such series in accordance with the terms hereof.

          SECTION 2.18.  Securities Issuable in the Form of a Global Security.
                         -----------------------------------------------------
(a) If the Company shall establish pursuant to Sections 2.01 and 2.03 that the Securities of any series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee or its agent shall, in accordance with Section 2.05, authenticate and deliver, such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the outstanding Securities of such series to be represented by such Global Security or Securities, or such portion thereof as the Company shall specify in an Officers' Certificate, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee or its agent to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect:
"Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary", or such other legend as may then be required by the Depositary for such Global Security or Securities.

          (b) Notwithstanding any provision of Section 2.10 to the contrary, and subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for definitive Securities in registered form, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 2.10, only by the Depositary to a nominee of the Depositary, or by a nominee of the Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or a nominee of the Depositary to a successor Depositary selected or approved by the Company, or to a nominee of such successor Depositary.

          (c) (i) If at any time the Depositary for a Global Security or Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or Securities or if at any time the Depositary for the Securities of any series shall no longer be eligible or in good standing under the Exchange Act or other applicable statute, rule or regulation, the Company shall appoint a successor Depositary with respect to such Global Security or Securities. If a successor Depositary for such Global Security or Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company shall execute, and the Trustee or its agent, upon receipt of a Company Order for the authentication and delivery of such individual Securities of such series in exchange for such Global Security or Securities, shall authenticate and deliver, individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities in exchange for such Global Security or Securities.

          (ii) The Company may at any time and in its sole discretion determine that the Securities of any series or portion thereof issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security or Securities, shall authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such series or portion thereof in exchange for such Global Security or Securities.

          (iii) If specified by the Company pursuant to Sections 2.01 and 2.03 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company, the Trustee and such Depositary. Thereupon the Company shall execute, and the Trustee or its agent upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series shall authenticate and deliver, without service charge, (1) to each person specified by such Depositary a new Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such person in an aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Security; and (2) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

          (iv) In any exchange provided for in any of the preceding three paragraphs, the Company shall execute and the Trustee or its agent shall authenticate and deliver individual Securities. Upon the exchange of the entire principal amount of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee or its agent.
     Except as provided in the preceding paragraph, Securities issued in exchange for a Global Security pursuant to this Section 2.18 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or the Registrar. The Trustee or the Registrar shall deliver such Securities to the persons in whose names such Securities are so registered.

          (v) Payments in respect of the principal of, premium, if any, and interest, if any, on any Securities registered in the name of the Depositary or its nominee will be payable to the Depositary or such nominee in its capacity as the registered owner of such Global Security. The Company and the Trustee may treat the person in whose names the Securities, including the Global Security, are registered as the owner thereof for the purpose of receiving such payments and for any and all other purposes whatsoever. None of the Company, the Trustee, any Registrar, the Paying Agent or any agent of the Company or the Trustee shall have any responsibility or liability for (a) any aspect of the records relating to or payments made on account of the beneficial ownership interests of the Global Security by the Depositary or its nominee or any of the Depositary's direct or indirect participants, or for maintaining, supervising or reviewing any records of the Depositary, its nominee or any of its direct or indirect participants relating to the beneficial ownership interests of the Global Security, (b) the payments to the beneficial owners of the Global Security of amounts paid to the Depositary or its nominee or (c) any other matter relating to the actions and practices of the Depositary, its nominee or any of its direct or indirect participants. None of the Company, the Trustee, any Registrar, the Paying Agent or any agent of the Company or the Trustee shall be liable for any delay by the Depositary, its nominee or any of its direct or indirect participants in identifying the beneficial owners of the Securities, and the Company and the Trustee may conclusively rely on, and shall be protected in relying on, instructions from the Depositary or its nominee for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Securities to be issued).

          SECTION 2.19.  Medium Term Securities.  Notwithstanding any contrary
                         -----------------------
provision herein, if all the Securities of a series are not to be originally issued at one time, it shall not be necessary for the Company to deliver to the Trustee an Officers' Certificate, resolutions of the Board of Directors, supplemental indenture, Opinion of Counsel or Company Order or any other document otherwise required pursuant to Section 2.01, 2.03, 2.05 or 10.05 at or prior to the time of authentication of each Security of such series if such documents are delivered to the Trustee or its agent at or prior to the authentication upon original issuance of the first such Security of such series to be issued; provided, however, that any subsequent request by the Company to
              --------  -------
the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that, as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to Section 2.05 or 10.05 shall be true and correct as if made on such date; provided further, however, that, with respect to the Securities of a
      ----------------  -------
series which are not to be issued at one time, the Trustee shall be entitled to such Opinion of Counsel only once at or prior to the time of the first authentication of the Securities of such series and the Opinion of Counsel described in Section 2.05 shall state:

          (1) that, when the terms of such Securities shall have been established pursuant to a Company Order or pursuant to such procedures as may be specified from time to time by a Company Order, such terms will have been established in conformity with the provisions of this Indenture;

          (2) that such Securities, when (i) executed by the Company, (ii) completed, authenticated and made available for delivery by the Trustee in accordance with this Indenture, (iii) issued and delivered by the Company and (iv) paid for, all as contemplated by and in accordance with the aforesaid Company Order or specified procedures, as the case may be, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and

          (3) the other matters required by Section 2.05(4)(A), (D), (E) and
     (F).

          A Company Order delivered by the Company to the Trustee in the circumstances set forth in the preceding paragraph, may provide that the Securities which are the subject thereof shall be authenticated and delivered by the Trustee or its agent on original issue from time to time upon the telephonic or written order of persons designated in such written order (any such telephonic instructions to be promptly confirmed in writing by such person) and that such persons are authorized to determine, consistent with the Officers' Certificate, supplemental indenture or resolution of the Board of Directors relating to such written order, such terms and conditions of such Securities as are specified in such Officers' Certificate, supplemental indenture or such resolution.

          Notwithstanding any contrary provision herein, if all the Securities of a series are not to be originally issued at one time, any Officers' Certificate required to be delivered pursuant to Section 2.03 need not set forth all of the terms of the Securities required to be established pursuant to Section 2.03, but need set forth only the manner in which such terms shall be established.

          SECTION 2.20.  Defaulted Interest.  If the Company defaults in a
                         -------------------
payment of interest on the Securities of any series, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) borne by such Securities) in any lawful manner. The Company may pay the defaulted interest to the persons who are Holders of Securities of such series on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Company shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Company shall mail to each such Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

          SECTION 2.21.  Judgments.  The Company may provide pursuant to Section
                         ----------
2.03 for Securities of any series that (i) the obligation, if any, of the Company to pay the principal of, and premium, if any, and interest, if any, on, the Securities of such series in a Foreign Currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 2.03 is of the essence and agrees that, to the fullest extent possible under applicable law, judgments in respect of Securities of such series shall be given in the Designated Currency;
(ii) the obligation of the Company to make payments in the Designated Currency of the principal of, and premium, if any, and interest, if any, on, such Securities shall, notwithstanding any payment in any other Currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other Currency (after any premium and cost of exchange) on the Business Day in the country of issue of the Designated Currency or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment; (iii) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and (iv) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.


                                  ARTICLE III

                           Redemption of Securities
                           ------------------------

          SECTION 3.01.  Applicability of Article.  The provisions of this
                         -------------------------
Article shall be applicable to the Securities of any series which are redeemable before their Stated Maturity except as otherwise specified as contemplated by
Section 2.03 for Securities of such series.

          SECTION 3.02.  Notice of Redemption; Selection of Securities.  In case
                         ----------------------------------------------
the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Securities of any series in accordance with their terms, the Company shall fix a date for redemption and shall, in the manner provided in
Section 10.02, give notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the Holders of Securities of such series so to be redeemed as a whole or in part. The notice if given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

          Each such notice of redemption shall specify (i) the date fixed for redemption; (ii) the redemption price at which Securities of such series are to be redeemed; (iii) the place or places that payment will be made upon presentation and surrender of such Securities; (iv) that any interest accrued to the date fixed for redemption will be paid as specified in said notice; (v) that the redemption is for a sinking fund payment (if applicable); (vi) that, unless the Company defaults in making such redemption payment, on and after said date any interest thereon or on the portions thereof to be redeemed will cease to accrue and, in the case of Original Issue Discount Securities, original issue discount shall cease to accrue; (vii) the terms of the Securities of that series pursuant to which the Securities of that series are being redeemed and that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities of that series; and
(viii) if less than all the outstanding Securities of any series and tenor are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed. If less than all the Securities of a series are to be redeemed the notice of redemption shall specify the CUSIP numbers of the Securities of that series to be redeemed. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of that series in principal amount equal to the unredeemed portion thereof will be issued.

          At least 60 days before the redemption date, unless the Trustee consents to a shorter period, the Company shall give notice to the Trustee of the redemption date, the principal amount and series of Securities to be redeemed and terms of the Securities pursuant to which such redemption will occur. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with the conditions herein.

          On or prior to the redemption date for any Securities, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company is acting as its own paying agent, segregate and hold in trust) an amount of money in the Currency in which such Securities are denominated (except as provided pursuant to Section 2.03) sufficient to pay the redemption price of such Securities (which shall include the accrued interest, if any, thereon, unless otherwise specified pursuant to Section 2.03) or any portions thereof that are to be redeemed on that date.

          If less than all the Securities of a series are to be redeemed, the Trustee shall select the Securities of that series or portions thereof (in multiples of $1,000) to be redeemed by lot or by such other method as the Trustee considers fair and appropriate. In any case where more than one Security of such series is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Security of such series. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. If any Security called for redemption shall not be so paid upon surrender thereof on such redemption date, the principal, premium, if any, and interest, if any, shall bear interest until paid from the redemption date at the rate borne or provided for by the Securities of that series. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

          SECTION 3.03.  Payment of Securities Called for Redemption.  If notice
                         --------------------------------------------
of redemption has been given as provided in Section 3.02, the Securities or portions of Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with any interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the applicable redemption price, together with any interest accrued to said date) any interest on such Securities or portions of such Securities so called for redemption shall cease to accrue and any original issue discount in the case of Original Issue Discount Securities shall cease to accrue. On presentation and surrender of such Securities at the place or places of payment in said notice specified, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with any interest accrued thereon to the date fixed for redemption.

          Any Security that is to be redeemed only in part shall be surrendered at the Corporate Trust Office of the Trustee or such other office or agency of the Company as is specified pursuant to Section 2.03 with, if the Company, the Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of like tenor and form, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; except that, if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

          SECTION 3.04.  Mandatory and Optional Sinking Funds.  The minimum
                         -------------------------------------
amount of any sinking fund payment provided for by the terms of Securities of any series, resolution of the Board of Directors or a supplemental indenture is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series, resolution of the Board of Directors or a supplemental indenture is herein referred to as an "optional sinking fund payment".

          In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Securities of that series theretofore purchased or otherwise acquired by the Company or (b) receive credit for the principal amount of Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, resolution or supplemental indenture, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of the Securities of such series; provided, that such Securities have not
                                        --------
been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities, resolution or supplemental indenture for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

          SECTION 3.05.  Redemption of Securities for Sinking Fund.  Not less
                         ------------------------------------------
than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, any resolution or supplemental indenture, the portion thereof, if any, which is to be satisfied by payment of cash in the Currency in which the Securities of such series are denominated (except as provided pursuant to Section 2.03) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 3.04 (which Securities, if not previously redeemed, will accompany such certificate), the basis for such credit, that such Securities have not previously been so credited and whether the Company intends to exercise its right to make any permitted optional sinking fund payment with respect to such series. Such certificate shall also state that no Event of Default has occurred and is continuing with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company to deliver such certificate (or to deliver the Securities specified in this paragraph) shall not constitute a Default, but such failure shall require that the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 3.04 and without the right to make any optional sinking fund payment, if any, with respect to such series.

          Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash which shall equal or exceed $100,000 (or a lesser sum if the Company shall so request) with respect to the Securities of any particular series shall be applied by the Trustee on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date following the date of such payment) to the redemption of such Securities at the redemption price specified in such Securities, resolution or supplemental indenture for operation of the sinking fund together with any accrued interest to the date fixed for redemption. Any sinking fund monies not so applied or allocated by the Trustee to the redemption of Securities shall be added to the next cash sinking fund payment received by the Trustee for such series and, together with such payment, shall be applied in accordance with the provisions of this Section 3.05. Any and all sinking fund monies with respect to the Securities of any particular series held by the Trustee on the last sinking fund payment date with respect to Securities of such series and not held for the payment or redemption of particular Securities shall be applied by the Trustee, together with other monies, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of that series at its Stated Maturity.

          The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in the last paragraph of
Section 3.02 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 3.02 except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section 3.03.

          On or prior to each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own paying agent, the Company shall segregate and hold in trust) in cash a sum in the Currency in which the Securities of such series are denominated (except as provided pursuant to Section 2.03) equal to any interest accrued to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 3.05.

          The Trustee shall not redeem any Securities of a series with sinking fund monies or mail any notice of redemption of such Securities by operation of the sinking fund for such series during the continuance of a Default in payment of interest on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to such Securities, except that if the notice of redemption of any such Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee for that purpose in accordance with the terms of this Article III. Except as aforesaid, any monies in the sinking fund for such series at the time when any such Default or Event of Default shall occur and any monies thereafter paid into such sinking fund shall, during the continuance of such Default or Event of Default, be held as security for the payment of such Securities; provided, however, that in case such Event of Default or Default
            --------  -------
shall have been cured or waived as provided herein, such monies shall thereafter be applied on the next sinking fund payment date for such Securities on which such monies may be applied pursuant to the provisions of this Section 3.05.


                                  ARTICLE IV

                                   Covenants
                                   ---------

          SECTION 4.01.  Payment of Securities.  The Company shall promptly pay
                         ----------------------
the principal of and premium, if any, and interest, if any, on each of the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal, premium and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal, premium and interest then due.

          The Company shall pay interest on overdue principal of any Securities at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) borne by such Securities, and it shall pay interest on overdue installments of interest at the same rate or Yield to Maturity (as applicable) to the extent lawful.

          SECTION 4.02.  SEC Reports.  The Company shall provide to the Trustee
                         ------------
within 15 days after it files them with the SEC, copies of its annual report and the information, documents and other reports which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA 314(a).

          SECTION 4.03.  Limitation on Liens.  The Company shall not, and shall
                         --------------------
not permit any Restricted Subsidiary to, incur, issue, assume or guarantee any Debt secured by a Lien on any Principal Property of the Company or any Restricted Subsidiary, or on any shares of stock of any Restricted Subsidiary, without effectively providing that the Securities (together with, if the Company shall so determine, any other Debt of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or prior to) such secured Debt, so long as such secured Debt shall be so secured; provided, however, that this
                                               --------  -------
Section shall not apply to Debt convertible into shares of Capital Stock of a Restricted Subsidiary (to the extent that such Debt is secured by such Capital Stock) or Debt secured by:

          (1) Liens on property or shares of stock existing as of the date of this Indenture;

          (2) Liens securing only the Securities;

          (3) Liens on property of, or on any shares of stock of any person, which Liens are existing at the time (i) such property becomes a Principal Property or (ii) (A) such person becomes a Restricted Subsidiary, (B) such person is merged into or consolidated with the Company or any Subsidiary or
     (C) another Subsidiary merges into or consolidates with such person (in a transaction in which such person becomes a Restricted Subsidiary) and which Liens were not incurred in anticipation of such transaction and were outstanding prior to such transaction;

          (4) Liens in favor of the Company or any Restricted Subsidiary;

          (5) Liens in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

          (6) Liens on property or shares of stock existing at the time of acquisition thereof (including acquisition through merger or consolidation);

          (7) Liens on property or shares of stock to secure the payment of all or any part of the purchase price or construction cost thereof, or to secure any Debt incurred prior to, at the time of or within 180 days after the acquisition of such property or shares of stock, the completion of any such construction or the commencement of full operation, for the purpose of financing all or any part of the purchase price or construction cost thereof; provided that such Liens shall be limited to all or a part of such
              --------
     property or shares of stock (plus improvements on such property);

          (8) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (1) to (7), inclusive; provided that such
                                                     --------
     extension, renewal or replacement Lien shall be limited to all or a part of the same property or shares of stock that secured the Lien extended, renewed or replaced (plus improvements on such property); and

          (9) Liens securing Debt the aggregate principal amount of which Debt, when added to (A) the aggregate amount of all Attributable Debt of the Company and its Restricted Subsidiaries in respect of Sale/Leaseback Transactions existing at such time which would not otherwise be permitted under Section 4.04 but for Section 4.04(b) and (B) the aggregate outstanding principal amount of all other Debt of the Company and its Restricted Subsidiaries secured by Liens on any Principal Property or on any shares of stock of any Restricted Subsidiary which Debt would not otherwise be permitted under this Section but for this clause (9), does not exceed 10% of Consolidated Net Tangible Assets.

          SECTION 4.04.  Limitation on Sale and Leaseback.  (a)  The Company
                         ---------------------------------
shall not, and shall not permit any Restricted Subsidiary to, enter into a Sale/Leaseback Transaction with respect to any Principal Property unless:

          (1) the lease has a term of three years or less;

          (2) the lease is between the Company and a Restricted Subsidiary or between Restricted Subsidiaries;

          (3) the Company or a Restricted Subsidiary under any of clauses (1) through (8) of Section 4.03 could create a Lien on the property to secure Debt at least equal in amount to the Attributable Debt for the lease; or

          (4) the Company or a Restricted Subsidiary within 180 days of the effective date of the lease retires Long-Term Debt of the Company (other than Debt subordinate to the Securities) or a Restricted Subsidiary at least equal in amount to the Attributable Debt for the lease. A Debt is retired when it is paid, cancelled or defeased.

          (b) Notwithstanding the provisions of Section 4.04(a), the Company or any Restricted Subsidiary may enter into any Sale/Leaseback Transaction (which would otherwise be subject to the foregoing restrictions) if the amount of the Attributable Debt of the Company and its Restricted Subsidiaries in respect of such Sale/Leaseback Transaction, when added to (i) the aggregate outstanding principal amount of all Debt of the Company and its Restricted Subsidiaries secured by Liens on Principal Property or on any shares of stock of any Restricted Subsidiary which Debt would not otherwise be permitted under Section
4.03 but for clause (9) thereof and (ii) the aggregate amount of all other Attributable Debt in respect of Sale/Leaseback Transactions existing at such time which would not otherwise be permitted under this Section but for this
Section 4.04(b), does not at the time exceed 10% of Consolidated Net Tangible Assets.

          SECTION 4.05.  Payment of Taxes and Other Claims.  The Company shall
                         ----------------------------------
pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or property of the Company or any Restricted Subsidiary and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon any Principal Property of the Company or any Restricted Subsidiary; provided,
                                                                    --------
however, that the Company shall not be required to pay or discharge or cause to
-------
be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          SECTION 4.06.  Corporate Existence.  Subject to Article V, the Company
                         --------------------
shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

          SECTION 4.07.  Compliance Certificate.  The Company shall deliver to
                         -----------------------
the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default by the Company and whether or not the signers know of any Default that occurred during such period. If they do, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company also shall comply with TIA 314(a)(4).

          SECTION 4.08.  Further Instruments and Acts.  Upon request of the
                         -----------------------------
Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                                   ARTICLE V

                               Successor Company
                               -----------------

          SECTION 5.01.  When Company May Merge or Transfer Assets.  The Company
                         ------------------------------------------
shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any person, unless:

          (i) the resulting, surviving or transferee person (if not the Company) shall be a person organized and existing under the laws of the United States, any State thereof or the District of Columbia and such person shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

          (ii) immediately after giving effect to such transaction, no Default shall have occurred and be continuing; and

          (iii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture (if any) comply with this Indenture.

          The resulting, surviving or transferee person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, and thereafter the Company or any other predecessor to such resulting, surviving or transferee person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE VI

                             Defaults and Remedies
                             ---------------------

          SECTION 6.01.  Events of Default.  An "Event of Default" with respect
                         ------------------      ----------------
to Securities of any series occurs if:

          (1) the Company defaults in any payment of interest, if any, on any Securities of such series when the same becomes due and payable and such default continues for a period of 30 days;

          (2) the Company defaults in the payment of principal of or premium, if any, on any Securities of such series when the same becomes due and payable at their Stated Maturity or upon redemption, declaration, required repurchase or otherwise;

          (3) the Company defaults in any payment in respect of a sinking, purchase or analogous fund, if any, with respect to any Securities of such series when the same becomes due and payable;

          (4) the Company fails to comply with any covenants or agreements on the part of the Company in the Securities of such series or in this Indenture with respect to Securities of such series, and such failure continues for 60 days after the notice specified below;

          (5) the Company pursuant to or within the meaning of any Bankruptcy
     Law:

               (A) commences a voluntary case;

               (B) consents to the entry of an order for relief against it in an involuntary case;

               (C) consents to the appointment of a Custodian of it or for any substantial part of its property; or

               (D) makes a general assignment for the benefit of its creditors;

     or takes any comparable action under any foreign laws relating to insolvency;

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Company in an involuntary case;

               (B) appoints a Custodian of the Company or for any substantial part of its property; or

               (C) orders the winding up or liquidation of the Company;

     or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days; or

          (7) an event of default, as defined in any indenture or instrument evidencing or under which the Company has at the date of this Indenture or shall hereafter have outstanding at least $50,000,000 aggregate principal amount of indebtedness for borrowed money, shall happen and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable, or such aggregate principal amount of indebtedness shall not be paid when due, and such acceleration or nonpayment shall not be rescinded or annulled within 30 days after notice thereof shall have been given to the Company by the Trustee (if such event be known to it), or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities of that series at the time outstanding; provided, however, that, for the purposes of this
                           --------  -------
     subsection (7), the Company shall not be deemed to be in default if it shall be contesting in good faith its liability for the payment of the principal in question, and shall have been advised by its counsel that it has a meritorious defense thereto; and provided further that, if such event
                                            ----------------
     of default under such indenture or instrument shall be remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders; or

          (8) any other Event of Default provided with respect to Securities of such series occurs.

          The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          The term "Bankruptcy Law" means Title 11, United States Code, or any
                    --------------
similar Federal or state law for the relief of debtors.  The term "Custodian"
                                                                   ---------
means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

          A Default under clause (4) with respect to Securities of a series is not an Event of Default with respect to Securities of such series until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities of such series notify the Company of the Default and the Company does not cure such Default within the time specified after receipt of such notice. Such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default".

          SECTION 6.02.  Acceleration.  If an Event of Default (other than an
                         -------------
Event of Default specified in Section 6.01(5) or (6)) with respect to Securities of any series occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the outstanding Securities of such series by notice to the Company and the Trustee, may declare the principal of (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) and accrued but unpaid interest on all the Securities of such series to be due and payable. Upon such a declaration, such principal and interest with respect to such series shall be due and payable immediately. If an Event of Default specified in Section 6.01(5) or (6) with respect to Securities of any series occurs, the principal of (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) and accrued but unpaid interest on all the Securities of such series shall ipso facto become and be immediately due and
                                    ---- -----
payable without any declaration or other act on the part of the Trustee or any Holders of Securities of such series. The Holders of a majority in principal amount of the Securities of a particular series by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to such series have been cured or waived except nonpayment of principal, premium, if any, or interest, if any, that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

          SECTION 6.03.  Other Remedies.  If an Event of Default with respect to
                         ---------------
Securities of any series occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of and accrued but unpaid interest on the Securities of such series or to enforce the performance of any provision of the Securities of such series or of this Indenture with respect to such series.

          The Trustee may maintain a proceeding with respect to Securities of a series even if it does not possess any of the Securities of such series or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

          SECTION 6.04.  Waiver of Past Defaults.  The Holders of a majority in
                         ------------------------
principal amount of the Securities of any series by notice to the Trustee may waive an existing Default with respect to such series and its consequences except (i) a Default in the payment of the principal of or premium, if any, and interest, if any, on a Security of such series or (ii) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Holder affected. When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

          SECTION 6.05.  Control by Majority.  The Holders of a majority in
                         --------------------
principal amount of the Securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee with respect to Securities of such series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to
Section 7.01, that the Trustee determines is unduly prejudicial to the rights of other Holders of Securities of such series or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other
                    --------  -------
action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

          SECTION 6.06.  Limitation on Suits.  A Holder of Securities of any
                         --------------------
series may not pursue any remedy with respect to this Indenture or the Securities of such series unless:

          (1) such Holder gives to the Trustee written notice stating that an Event of Default with respect to the Securities of such series is continuing;

          (2) the Holders of at least 25% in principal amount of the Securities of such series make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

          (5) the Holders of a majority in principal amount of the Securities of such series do not give the Trustee a direction inconsistent with the request during such 60-day period.

          A Holder of Securities of any series may not use this Indenture to prejudice the rights of another Holder of Securities of such series or to obtain a preference or priority over another Holder of Securities of such series.

          SECTION 6.07.  Rights of Holders to Receive Payment.  Notwithstanding
                         -------------------------------------
any other provision of this Indenture, the right of any Holder of Securities of any series to receive payment of principal of and premium, if any, and interest, if any, on the Securities of such series held by such Holder, on or after the respective due dates expressed or provided for in the Securities of such series, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 6.08.  Collection Suit by Trustee.  If an Event of Default in
                         ---------------------------
payment of interest, if any, principal or premium, if any, or in respect of a sinking, purchase or analogous fund, if any, specified in Section 6.01(1), (2) or (3) occurs and is continuing with respect to Securities of any series, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal, premium, if any, and interest, if any, then due and payable on Securities of such series (together with interest on such unpaid principal, premium and interest to the extent lawful) and the amounts provided for in Section 7.07 with respect to Securities of such series.

          SECTION 6.09.  Trustee May File Proofs of Claim.  The Trustee may file
                         ---------------------------------
such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders of Securities of any series allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of such Holders in any election of a trustee in bankruptcy or other person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each such Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.07.

          SECTION 6.10.  Priorities.  If the Trustee collects any money or
                         -----------
property with respect to Securities of any series pursuant to this Article VI, it shall pay out the money or property in the following order:

          FIRST:  to the Trustee for amounts due under Section 7.07;

          SECOND: to Holders of Securities of such series for amounts due and unpaid on the Securities of such series for principal, premium, if any, and interest, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities of such series for principal, premium, if any, and interest, if any, respectively; and

          THIRD:  to the Company.

          The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section. At least 15 days before such record date, the Company shall mail to each such Holder and the Trustee a notice that states the record date, the payment date and amount to be paid.

          SECTION 6.11.  Undertaking for Costs.  In any suit for the enforcement
                         ----------------------
of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Securities of any series.

          SECTION 6.12.  Waiver of Stay or Extension Laws.  The Company (to the
                         ---------------------------------
extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                                    Trustee
                                    -------

          SECTION 7.01.  Duties of Trustee.  (a)  If an Event of Default has
                         ------------------
occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b)  Except during the continuance of an Event of Default:

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

          (1) this paragraph does not limit the effect of paragraph (b) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

          (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

          (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

          SECTION 7.02.  Rights of Trustee.  (a)  The Trustee may rely on any
                         ------------------
document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute wilful
       ---------  -------
misconduct, negligence or bad faith.

          (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          SECTION 7.03.  Individual Rights of Trustee.  The Trustee in its
                         -----------------------------
individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar or co-registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

          SECTION 7.04.  Trustee's Disclaimer.  The Trustee shall not be
                         ---------------------
responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in the Indenture, in any document issued in connection with the sale of the Securities or in the Securities, other than the Trustee's certificate of authentication.

          SECTION 7.05.  Notice of Defaults.  If a Default with respect to
                         -------------------
Securities of any series occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder of Securities of such series notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or premium, if any, or interest, if any, on any Security of such series, the Trustee may withhold such notice if and so long as a committee of its Trust Officers in good faith determines that withholding such notice is in the interest of Holders of Securities of such series; provided, that in the case of any Default of the
                           --------
character specified in Section 6.01(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

          SECTION 7.06.  Reports by Trustee to Holders.  As promptly as
                         ------------------------------
practicable after each May 15 in each year in which a report is required by TIA
 313(a), beginning with the May 15 following the date of this Indenture, and in any event prior to July 15 in each such year, the Trustee shall mail to each Holder a brief report dated as of such May 15 that complies with TIA 313(a). The Trustee also shall comply with TIA 313(b).

          A copy of each report at the time of its mailing to Holders of Securities of any series shall be filed with the SEC and each stock exchange (if any) on which the Securities of such series are listed. The Company agrees to notify promptly the Trustee whenever the Securities of any series become listed on any stock exchange and of any delisting thereof.

          SECTION 7.07.  Compensation and Indemnity.  The Company shall pay to
                         ---------------------------
the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company shall indemnify the Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.

          To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and premium, if any, and interest, if any, on particular Securities.

          The Company's payment obligations pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.01(5) or (6), the expenses are intended to constitute expenses of administration under the Bankruptcy Law.

          SECTION 7.08.  Replacement of Trustee.  The Company may, but need not,
                         -----------------------
appoint a separate Trustee for any one or more series of Securities. The Trustee may resign with respect to one or more or all series of Securities at any time by so notifying the Company. The Holders of a majority in principal amount of the Securities of any series may remove the Trustee for such series and only such series by so notifying the Trustee and may appoint a successor Trustee for such series. The Company may remove the Trustee with respect to any and all series of Securities if:

          (1) the Trustee fails to comply with Section 7.10;

          (2) the Trustee is adjudged bankrupt or insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

          (4) the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee for the series of Securities with respect to which the Trustee has resigned or been removed or such vacancy exists.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture with respect to the series of Securities for which the retiring Trustee has resigned or been removed. The successor Trustee shall mail a notice of its succession to Holders of Securities of each applicable series. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities of any applicable series may petition any court of competent jurisdiction for the appointment of a successor Trustee for the Securities of such series.

          If the Trustee fails to comply with Section 7.10, any Holder of Securities of any applicable series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Securities of such series.

          Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

          In the case of the appointment hereunder of a separate or successor Trustee with respect to the Securities of one or more series, the Company, any retiring Trustee and each successor or separate Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto (1) which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of any retiring Trustee with respect to the Securities of any series as to which any such retiring Trustee is not retiring shall continue to be vested in such retiring Trustee and (2) that shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such separate, retiring or successor Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

          SECTION 7.09.  Successor Trustee by Merger.  If the Trustee
                         ----------------------------
consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

          In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture, any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

          SECTION 7.10.  Eligibility; Disqualification.  The Trustee shall at
                         ------------------------------
all times satisfy the requirements of TIA 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA 310(b); provided, however, that there shall be excluded from the operation of
          --------  -------
TIA 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA 310(b)(1) are met.

          SECTION 7.11.  Preferential Collection of Claims Against Company.  The
                         --------------------------------------------------
Trustee shall comply with TIA 311(a), excluding any creditor relationship listed in TIA 311(b). A Trustee who has resigned or been removed shall be subject to TIA 311(a) to the extent indicated.

                                 ARTICLE VIII

                      Discharge of Indenture; Defeasance
                      ----------------------------------

          SECTION 8.01.  Discharge of Liability on Securities; Defeasance.  (a)
                         -------------------------------------------------
When (i) the Company delivers to the Trustee all outstanding Securities of any series (other than Securities replaced pursuant to Section 2.11) for cancelation or (ii) all outstanding Securities of any series have become due and payable and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity all outstanding Securities of such series, including interest, if any, thereon (other than Securities replaced pursuant to Section 2.11), and if in either case the Company pays all other sums payable hereunder by the Company with respect to Securities of such series, then this Indenture with respect to Securities of such series shall, subject to Sections 8.01(c) and 8.06, cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture with respect to Securities of such series on demand of the Company accompanied by an Officers' Certificate.

          (b) Subject to Sections 8.01(c), 8.02 and 8.06, the Company at any time may terminate with respect to Securities of any series (i) all its obligations under the Securities of such series and under this Indenture with respect to Securities of such series ("legal defeasance option") or (ii) its
                                       -----------------------
obligations with respect to Securities of such series under Sections 4.03 and
4.04 and the related operation of Section 6.01(4) (to the extent it relates to
Section 4.03 or 4.04) ("covenant defeasance option").  The Company may exercise
                        --------------------------
its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

          If the Company exercises its legal defeasance option with respect to Securities of any series, payment of the Securities of such series may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option with respect to Securities of any series, payment of the Securities of such series may not be accelerated because of an Event of Default specified in Section 6.01(4) (to the extent it relates to Section 4.03 or 4.04) with respect to Securities of such series.

          Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

          (c) Notwithstanding compliance with clauses (a) and (b) above (to the extent clause (b) relates to the legal defeasance option), the Company's obligations with respect to Securities of any series in Sections 2.07, 2.08, 2.09, 2.10, 2.11, 2.18, 7.07, 7.08, 8.04, 8.05 and 8.06 shall survive until the
Securities of such series have been paid in full. Thereafter, the Company's obligations in Sections 7.07, 8.04 and 8.05 shall survive.

          SECTION 8.02.  Conditions to Defeasance.  The Company may exercise its
                         -------------------------
legal defeasance option or its covenant defeasance option with respect to a series of Securities only if:

          (1) the Company irrevocably deposits in trust with the Trustee (i) money in an amount sufficient to pay and discharge the principal of and premium, if any, and interest, if any, on the Securities of such series to maturity or redemption, as the case may be,

     (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the day before the due date of any payment, money in the amount set forth in clause (i) of this paragraph or (iii) any combination of clauses (i) and (ii) of this paragraph which when taken together will provide money in the amount set forth in clause (i) of this paragraph;

          (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal, premium, if any, and interest, if any, when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal, premium, if any, and interest, if any, when due on all the Securities of such series to maturity or redemption, as the case may be;

          (3) 91 days pass after the deposit is made and during the 91-day period no Default with respect to such series of Securities specified in
     Section 6.01(5) or (6) occurs which is continuing at the end of the period;

          (4) no Default with respect to such series of Securities has occurred and is continuing on the date of such deposit and after giving effect thereto;

          (5) the deposit does not constitute a default under or result in a breach of or violation under any other agreement binding on the Company;

          (6) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

          (7) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

          (8) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

          (9) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities of such series as contemplated by this Article VIII have been complied with.

          Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities of such series at a future date in accordance with Article III.

          SECTION 8.03.  Application of Trust Money.  The Trustee shall hold in
                         ---------------------------
trust money or U.S. Government Obligations deposited with it with respect to Securities of any series pursuant to this Article VIII. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and premium, if any, and interest, if any, on the Securities of such series.

          SECTION 8.04.  Repayment to Company.  The Trustee and the Paying Agent
                         ---------------------
shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

          Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal, premium or interest that remains unclaimed for two years, and, thereafter, Holders entitled to the money must look to the Company for payment as general creditors.

          SECTION 8.05.  Indemnity for Government Obligations.  The Company
                         -------------------------------------
shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

          SECTION 8.06.  Reinstatement.  If the Trustee or Paying Agent is
                         --------------
unable to apply any money or U.S. Government Obligations with respect to Securities of any series in accordance with this Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article VIII; provided, however, that, if the Company has made any
                        --------  -------
payment of interest or premium on or principal of any Securities of such series because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE IX

                                  Amendments
                                  ----------

          SECTION 9.01.  Without Consent of Holders.  The Company and the
                         ---------------------------
Trustee may amend this Indenture or the Securities of any series without notice to or consent of any Holder:

          (1) to cure any ambiguity, omission, defect or inconsistency;

          (2) to comply with Article V;

          (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the
                                       --------  -------
     uncertificated Securities are issued in registered form for purposes of
     Section 163(f) of the Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

          (4) to add guarantees with respect to the Securities of such series or to secure the Securities of such series;

          (5) to add to the covenants of the Company for the benefit of the Holders of Securities of such series or to surrender any right or power herein conferred upon the Company;

          (6) to comply with any requirements of the SEC in connection with qualifying this Indenture under the TIA;

          (7) to make any change that does not adversely affect the rights of any older of Securities of such series; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor or separate Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee.

          SECTION 9.02.  With Consent of Holders.  The Company and the Trustee
                         ------------------------
may amend the Securities of any series or this Indenture with respect to the Securities of any series without notice to any Holder of Securities of such series but with the written consent of the Holders of at least a majority in principal amount of the Securities of such series. However, without the consent of each Holder of Securities of such series affected, an amendment may not:

          (1) reduce the amount of Securities of such series whose Holders must consent to an amendment or to a waiver of any Default hereunder and its consequences as provided herein;

          (2) reduce the rate of or extend the time for payment of interest on any Security of such series;

          (3) reduce the principal of any Security of such series or extend the Stated Maturity of any Security of such series;

          (4) reduce the premium payable upon the redemption of any Security of such series or change the time at which any Security of such series may or shall be redeemed in accordance with Article III;

          (5) impair the right to institute suit for the enforcement of any payment of principal of or premium, if any, or interest, if any, on any Security of such series after the Stated Maturity thereof (or, in the case of redemption, on or after the redemption date); or

          (6) make any Security of such series payable in money other than that stated in such Security.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

          An amendment that changes or eliminates any covenant or other provision of this Indenture which has been expressly included solely for the benefit of one or more particular series of Securities or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          SECTION 9.03.  Compliance with Trust Indenture Act.  Every amendment
                         ------------------------------------
to this Indenture or the Securities shall comply with the TIA as then in effect.

          SECTION 9.04.  Revocation and Effect of Consents and Waivers.  A
                         ----------------------------------------------
consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Holder.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

          SECTION 9.05.  Notation on or Exchange of Securities.  If an amendment
                         --------------------------------------
changes the terms of a Security, the Trustee may require a Holder to deliver such Security to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

          SECTION 9.06.  Trustee to Sign Amendments.  The Trustee shall sign any
                         ---------------------------
amendment authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive an indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.


                                   ARTICLE X

                                 Miscellaneous
                                 -------------

          SECTION 10.01.  Trust Indenture Act Controls.  If any provision hereof
                          -----------------------------
limits, qualifies or conflicts with the duties imposed by any of TIA 310 to 317, inclusive, through operation of TIA 318(c), such imposed duties shall control.

          SECTION 10.02.  Notices.  Any notice or communication shall be in
                          --------
writing and delivered in person or mailed by first-class mail addressed as follows:

          if to the Company:

               Cytec Industries Inc.
               Five Garret Mountain Plaza
               West Paterson, NJ 07424

               Attention of Secretary


          if to the Trustee:

               PNC Bank, National Association
               Corporate Trust Department
               Two Tower Center Boulevard
               20th Floor
               East Brunswick, NJ 08816

               Attention of Trust Officer

          The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          SECTION 10.03.  Communication by Holders with Other Holders.  Holders
                          --------------------------------------------
may communicate pursuant to TIA 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA 312(c).

          SECTION 10.04.  Certificate and Opinion as to Conditions Precedent.
                          ---------------------------------------------------
Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the
Trustee:

          (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          SECTION 10.05.  Statements Required in Certificate or Opinion.  Each
                          ----------------------------------------------
certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than any certificate required by Section
4.07 or TIA 314(a)(4)) shall include:

          (1) a statement that the person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

          SECTION 10.06.  Treasury Securities; Original Issue Discount
                          --------------------------------------------
Securities.  In determining whether the Holders of the required principal amount
-----------
of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

          In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, the principal amount of an Original Issue Discount Security shall be the amount of principal that would be due as of the date of such determination if payment of the Security were accelerated on that date.

          SECTION 10.07.  Rules by Trustee, Paying Agent and Registrar.  The
                          ---------------------------------------------
Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar and the Paying Agent may make reasonable rules for their functions.

          SECTION 10.08.  Legal Holidays.  A "Legal Holiday" is a Saturday, a
                          ---------------     -------------
Sunday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

          SECTION 10.09.  Governing Law.  This Indenture and the Securities
                          --------------
shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

          SECTION 10.10.  No Recourse Against Others.  A director, officer,
                          ---------------------------
employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          SECTION 10.11.  Successors.  All agreements of the Company in this
                          -----------
Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

          SECTION 10.12.  Severability.  In case any provision in this Indenture
                          -------------
or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 10.13.  Multiple Originals.  The parties may sign any number
                          -------------------
of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

          SECTION 10.14  Table of Contents; Headings.  The table of contents,
                         ----------------------------
cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.


          IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.


                              CYTEC INDUSTRIES INC.,

                              by
                                  /s/ D. D. D. Fry
                              ----------------------------------------------
                                  Title: Chairman and Chief
                                  Executive Officer

[Seal]

Attest: /s/ Roy Smith
        ------------------

Title:  Assistant Secretary


                              PNC BANK, NATIONAL ASSOCIATION,

                              by
                                  /s/ Julie Salovitch-Miller
                              ----------------------------------------------
                                  Title: Vice President


Attest:



/s/ Devohrah H. Rosen
--------------------------
Title: Vice President